Exhibit 10.1

                               AGREEMENT OF LEASE





                           FORTUNATO DEVELOPMENT, INC.
                                   (LANDLORD)




                                      WITH





                              NETWOLVES CORPORATION
                                    (TENANT)






                                    PREMISES:


                               ONE CORPORATE DRIVE

                             BOHEMIA, NEW YORK 11716

                                   SUITE #103

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This  indenture of lease made Tuesday,  April 18, 2000 by and between  Fortunato
Development Inc., a New York Corporation, with offices at 630 Johnson Ave., Bohemia, NY 11716, hereinafter referred to as the "LANDLORD" and NetWolves Corporation a New York Corporation, with offices at 80 Orville Drive, Bohemia, NY 11716 hereinafter referred to as the "TENANT".




                                   WITNESSETH





Whereas the LANDLORD is the owner in fee of the premises hereinafter demised.

Now, therefore, LANDLORD and TENANT covenant and agree as follows:

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                                TABLE OF CONTENTS

DEMISE                                                          4
TERM                                                            4
BASIC RENT/ADDITIONAL RENT                                      5
UTILITIES                                                       6
LANDLORD'S WORK AND REPAIR                                      7
CHANGES AND ALTERATIONS                                         7
COMPLIANCE WITH ORDERS                                          9
MECHANIC'S LIENS                                                9
INSPECTION OF DEMISED PREMISES BY LANDLORD                      9
RIGHT TO PERFORM COVENANTS                                      10
DAMAGE OR DESTRUCTION                                           10
CONDEMNATION                                                    11
CONDITIONAL LIMITATION/DEFAULT PROVISIONS                       12
CUMULATIVE REMEDIES-NO WAIVER                                   14
SUBORDINATION                                                   14
QUIET ENJOYMENT                                                 14
NOTICES                                                         14
DEFINITION OF CERTAIN TERMS                                     15
INVALIDITY OF PARTICULAR PROVISIONS                             15
COVENANTS TO BIND AND BENEFIT RESPECTIVE PARTIES                15
INSURANCE                                                       15
USE ASSIGNMENT OR SUBLETTING                                    16
RULES AND REGULATIONS                                           16
LANDLORD'S LIABILITY                                            16
ENTIRE AGREEMENT                                                17
CERTIFICATES                                                    17
SECURITY                                                        17
BROKER                                                          17
SIGNS                                                           17
HOLDING OVER                                                    17
CAPTIONS                                                        18
INABILITY TO PERFORM                                            18
PARTNERSHIP TENANT                                              18
HAZARDOUS MATERIAL                                              19
TENANT PARKING                                                  19
CANCELLATION CLAUSE                                             20
EXHIBIT A-FLOOR PLAN                                            21
EXHIBIT B-WORKLETTER                                            22
EXHIBIT C-CLEANING SPECIFICATIONS                               24
EXHIBIT D-RULES AND REGULATIONS                                 25

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                                ARTICLE I-DEMISE

Section 1.1: The LANDLORD, for and in consideration of the rents, covenants and agreements hereinafter reserved and contained herein, hereby teases, and TENANT does hereby take and hire, upon and subject to the covenants and conditions hereinafter expressed which the TENANT agrees to keep and perform, the premises shown on the floor plan annexed hereto as Exhibit A, hereinafter called the "Demised Premise" in the building situated at, One Corporate Drive, Bohemia, New York 11716, together with the right to use, in common with other TENANTS of the LANDLORD in this and other buildings, the parking area (hereinafter call "parking area") for the parking of automobiles of employees, customers, invitees or licensees of the TENANT and other TENANTs of the LANDLORD.

Section 1.2: The parties agree at the demised area contains 4,318 rentable square feet in a building containing 45,794 rentable square feet which constitutes 9.5% of the rentable area of the building.

Section 1.3: (A) TENANT, by entering into occupancy of the Premises, shall be conclusively deemed to have agreed that LANDLORD, up to the time of such occupancy, had performed all of its obligation hereunder and that the Premises were in satisfactory condition as of the date of such occupancy, unless within twenty (20) days after such date, TENANT shall have given written notice to LANDLORD specifying the respects in which the same were not in such condition.

     (B) If TENANT shall use or occupy all or any part of the Demised Premises for the conduct of business prior to the Term Commencement Date, such us or occupancy shall be deemed to be under all of the terms, covenants and conditions of this lease, including the covenant to pay rent for the period from the commencement of said use or occupancy to the Term Commencement Date, unless hereinafter otherwise noted.

                                ARTICLE II - TERM

Section 2.1: The basic term of his lease (hereinafter referred to as the "Term") shall commence upon the date the LANDLORD gives notice to the TENANT that the LANDLORD has completed the work set forth on the Work letter attached hereto as Exhibit B.

Section 2.2: The term of the lease shall be for Five (5) years. The term "lease year" as used herein or "year" as used herein shall mean a twelve (12) month period. The first lease year shall commence on the date of the term hereof, but if such date of commencement shall be a date other than the first day of a month, the first lease year shall commence on the first day of the month following the month in which the term of the lease commences, Each succeeding lease year during the term hereof shall commence on the anniversary date of the first lease year.

Section 2.3: Immediately following the determination of the commencement date of the term of this tease, the LANDLORD and the TENANT, at the request of either party, shall execute an agreement in recordable form, setting forth both the dates of the commencement of the term of this lease and the date of the termination thereof

Section  2.4: The parties  expect that the term of this lease will  commence six
(6) weeks after signing of the lease agreement and the floor plan, selection of finishes and the payment of security deposit and the first month s rent and end five (5) years after the lease commencement date. In the event however, that the LANDLORD is unable to complete the work set forth on Exhibit B by reason of strikes, inability to obtain materials, governmental regulations, acts of God or other matters beyond LANDLORD's control, then, and in that event, if the Demised Premises shall not be "completed" in accordance with Exhibit B annexed hereto, the Term Commencement Date shall be postponed until the date on which the Demised Premises shall be "completed", and the term of this lease (herein after referred to as the "Demised Term") shall be extended so that the Expiration Date shall be five (5) years after the last day of the month in which the Term Commencement Date occurs.

"Completed" as used herein is defined to mean when the only items to be completed are those which do not interfere with the TENANT's occupancy and substantial full enjoyment of the Demised Premises, but, if LANDLORD shall be delayed in such "completion" as a result

(a)  TENANTs failure to furnish plans and specifications;

(b)  TENANTs  request  for  materials,   finishes,   installations   other  than
     LANDLORD's standard;

(c)  TENANTs material changes-in said plans;

(d) the performance or completion of any work, labor or services by a party employed by TENANT;

(e) TENANTS failure to approve final plans, working drawings or reflected ceiling plans; the commencement of the term of said lease and the payment

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     of rent  thereunder  shall be  accelerated  by the  number  of days of such delay. In the event that the Term Commencement Date is a date other than the first day of a the month, the TENANT shall pay a pro rata portion of the rent from such date to the first day of the following month.

             ARTICLE III-BASIC RENT/ ADDITIONAL RENT

Section 3.1: Commencing upon occupancy of the demised premises, the TENANT shall pay to the LANDLORD an Annual Basic Rent of Eighty Nine Thousand Five Hundred Fifty Five Dollars and Thirty Two Cents ($89,555.32) at the address or the LANDLORD in equal monthly installments of Seven Thousand Four Hundred Sixty Two Dollars and Ninety Four Cents ($7,462.94) in advance of or on the first day of each month without notice and demand and without abatement, deduction or set-off of any amount whatsoever. The tractional rent, it any, from the rent commencement date (as above provided) to the date of the first day of the following month shall be paid by the TENANT to the LANDLORD within five (5) days after the rent commencement date. The LANDLORD acknowledges receipt of Seven Thousand Nine Hundred Twelve Dollars and Seventy Four Cents ($7,912.74), representing the rent for the first full month for which rent is due hereunder.

Section 3.2 In addition to the Basic Annual Rent, TENANT shall pay to LANDLORD amounts for increases in Taxes, and other charges as hereinafter defined and explained ("Additional Rent"). All amounts of Additional Rent shall be payable as provided in this lease to LANDLORD at LANDLORD's office or such other place or agent as LANDLORD may designate by notice to TENANT. LANDLORD shall have the same remedies for nonpayment of Additional Rent as a default in Basic Annual Rent.

(A)  Taxes

     (1) TENANT shall pay additional rent for its share of increases in Real Estate Taxes over taxes paid for the Calendar year in which its lease commences (base year). Payment shall be made in twelve equal monthly installments and become due beginning on the first work day of the month in which tax bills for the base year and the current year are presented

     (2) LANDLORD shall furnish TENANT copies of tax bills for the base year and for the lease year, and a statement as to the calculations used in computing the amount requested from TENANT. If taxes have increased, TENANT shall pay LANDLORD its share of such increase within 30 days after receiving the tax bills, and if taxes have decreased, LANDLORD shall refund to TENANT its share at the time such tax bills are sent to TENANT less the TENANT s share of any costs paid by LANDLORD that are associated with obtaining such tax decrease and refund (including but not limited to any associated attorney fees, property assessment consultants fees, etc.). "Lease year" shall mean the fiscal period December 1 to November 30; and the "tax base year" shall be the year the Lease commences. The tax base year for this agreement shall be the year 2000.

     (3) Any increases above the base year tax amount shall be billed to TENANT on a pro-rata share basis.


Section 3.3: The Annual Basic Rent as per Section. 3.1 shall be increased by four percent (4%) in each successive lease year over the previous year s adjusted Annual Basic Rent and cost of heating, ventilating and air conditioning.

Section 3.4: Rent and Additional Rent shall be payable in lawful money of the United States at the office of the LANDLORD, Suite 101, 630 Johnson Ave., Bohemia, NY 11716 or at such other place as the LANDLORD may, from time to time, designate in advance, without notice, demand, offset or deduction, except as specifically set forth herein. In the event any payment of Basic Rent or Additional Rent shall not be made to LANDLORD within ten days of the due date thereof, there shall be added to the amount a sum equal to five percent (5%) of the unpaid items to help to defray LANDLORD s additional costs for additional bookkeeping and other costs in connection therewith.

Section 3.5: TENANT shall, within ten (10) days after LANDLORD renders a bill, therefore pay to the LANDLORD its proportionate share of any increase in fire insurance and extended coverage (all risk replacement value) and rent insurance premiums for the Building of which the Demised Premises form a part over the premiums paid by the LANDLORD for any such increase in premiums due to any act or omission to act of the TENANT.

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                       ARTICLE IV - UTILITIES AND SERVICE

Section 4.1: LANDLORD shall supply, at LANDLORD s own expense, water to the Building of which the Demised Premises form a part for normal office building consumption and electricity for the common areas for normal building lighting. TENANT electricity will be separately metered to LIPA. The TENANT shall be responsible for filling out a LIPA application for electrical service to the demised premises as soon as the lease agreement is signed. Any delay in acquiring electrical service to the demised premises could delay the lease commencement date.

Section 4.2: The cost of heating, ventilating, and air conditioning (HVAC) electric and gas to the TENANT during the term of this lease shall be determined as follows: ($1.25 per Rentable Square Foot)

Upon lease commencement, the TENANT shall pay the LANDLORD the sum of Five Thousand Three Hundred Ninety Seven Dollars and Fifty Cents ($5,397.50) per year, payable in equal monthly installments of Four Hundred Forty Nine Dollars and Seventy Nine Cents ($449.79) in advance.

Section 4.3: As long as the TENANT is not in default under any terms or covenants of this lease:

(A) The LANDLORD covenants to provide heat and air conditioning during the respective seasons, elevator service to the Demised Premises and provide normal service to the common areas to the building between the hours of 7:00 a.m. and 6:00 p.m., Monday through Friday and Saturday between the hours of 7:00 a.m. to 12:00 p.m. However, if one of the days above is a "Holiday", the above services shall not be in operation. The term
     "Holidays" shall mean New Year s Day, Presidents Day, Memorial Day, Independence Day, Labor Day, Columbus Day, Thanksgiving, Christmas Day, Martin Luther King Day and such other Holidays as may, from time to time, be nationally recognized. Notwithstanding the above, however, TENANT shall have access to the Demised Premises twenty-four hours of everyday of the year.

(B) At any hours other than the aforementioned, such services will be provided at TENANTs expense, The rate for HVAC overtime shall be $30.00 per 120 minutes per thermostat.

Section 4.4.The LANDLORD covenants to provide and pay for cleaning services by LANDLORD's cleaner.

Section 4.5: LANDLORD agrees that TENANTS move into or out of the Building may take place during normal working hours as specified in Section 4.3. TENANT agrees a give at least seven days prior notice to LANDLORD of the date of any such move and the time thereof, and TENANT shall use the loading areas and service elevator designated by LANDLORD for such moving and deliveries and to otherwise abide by the Rules established by LANDLORD as respect deliveries to or moving into or out of the Demised Premises. TENANT shall supply, at TENANTS cost and expenses protective coverings to protect the floors and walls of the Building when moving into or out of the Demised Premises or when receiving or sending any bulky or heavy materials.

Section 4.6: LANDLORD shall furnish hot and cold or tempered water for lavatory purposes.

Section 4.7 (A) LANDLORD reserves the right to stop the services of the air conditioning, elevator, plumbing, electrical or other mechanical systems or facilities in the Building when necessary by reason of accident or emergency or for repairs, alterations, replacement or improvements, which in the judgment of LANDLORD are desirable or necessary, until said repairs, alterations, replacement or improvements shall have been completed.

(B)  Deleted Intentionally

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               ARTICLE V- LANDLORD's WORK, REPAIR AND MAINTENANCE

Section 5.1: The LANDLORD agrees, at its own cost and expense, to do the work in a first class, professional manner, in accordance with good industry practice, relating to the Demised Premises in accordance with the Floor Plan attached hereto as Exhibit A and the Work letter attached hereto as Exhibit B.

Section 5.2: TENANT may have its workmen commence work in the Demised Premises prior to the substantial completion of LANDLORD's work, provided that such workmen do not, in any manner, interfere with or impede LANDLORD s workers; then, upon notice from LANDLORD, TENANT will immediately remove its workers from the Demised Premises. TENANT's entry into the Demised Premises for the purpose of making TENANT's installations shall not be deemed a waiver of any of the TENANT's rights under the lease, nor shall the same be deemed an acceptance of the work to be done by the LANDLORD hereunder.

Section 5.3: The TENANT covenants throughout the term of this lease, at the TENANT's sole cost and expense, to take good care of the interior of the Demised Premises, and keep the same in good order and condition and to make all repairs therein.

Section 5.4: The LANDLORD covenants throughout the term of this lease, at the LANDLORD s sole cost and expense, to make all structural repairs to the building in which the Demised Premises are located and shall also maintain and keep in good repair the building s sanitary, electrical, heating and other systems servicing or located in or passing through the Demised Premises other than:

(a) To systems, facilities and equipment installed on behalf of the TENANT other than those specified in the work letter; and

(b) To any of the improvements to the interior of the Demised Premises undertaken and completed by the TENANT; and

(c) Any repairs which are necessitated by any act or omission of the TENANT, its agents, servants, licensees, employees or invitees. which repairs TENANT shall make at its own cost and expense. If the TENANT fails to make said repairs, the LANDLORD, at the expense of TENANT, shall make as and when needed as a result of misuse or neglect by TENANT or TENANT s agents, servants, licensees, employees or invitees all repairs in and about Demised Premises necessary to preserve them in good order and condition.

Section 5.5. Except as expressly provided otherwise in this lease, there shall be no allowance to the TENANT or diminution of rent and no liability on the part of the LANDLORD by reason of inconvenience, annoyance or injury to business arising from the making of any repairs, alterations, additions or improvements in or to any portion of the Building, the Demised Premises, in the parking area or in and to the fixtures, appurtenances and equipment thereof. The LANDLORD agrees to do any work to be done by it in such a manner as not to unreasonably interfere with the TENANT's use of the Demised Premises.

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      ARTICLE VI-CHANGES AND ALTERATIONS AND SURRENDER OF DEMISED PREMISES

Section 6.1: The TENANT shall make good care of the Demised Premises and have the right, at any time and from time to time, during the term of this lease to make such non-structural changes and alterations to the Demised Premises as the TENANT shall deem necessary or desirable. However, all material changes and alterations must be made with the written consent of the LANDLORD, and then only by contractors or mechanics approved by LANDLORD and at such time and in such manner as LANDLORD may from time to time designate. All installations or work done by TENANT shall at all times comply with the laws, rules, orders and regulations of governmental authorities having jurisdiction thereof. No installations or work shall be undertaken, started or begun by TENANT, its agents, servants or employees until LANDLORD has approved such plans and specifications; and, no amendments or additions to such plans and specifications shall be made without the prior written consent of LANDLORD. TENANT agrees that it will not, either directly or indirectly, use any contractors and/or labor and/or materials if he use of such contractors and/or labor and/or materials would or will create any difficulty with other contractors and/or labor engaged by TENANT or LANDLORD or others in the construction, maintenance and/or operation of the Building or any part thereof. Any alterations affecting HVAC and electrical work, including lighting, must be done by LANDLORD at TENANT's sole cost and expense.

Section 6.2: The TENANT agrees not to place any signs on the roof or on or about the inside or outside of the building in which the Demised Premises are situate, Except for signs inside of the Demised Premises which may not be seen from the outside.

Section 6.3: All improvements and alterations made or installed by or on behalf of the TENANT, except for TENANT's trade fixtures and furnishings, shall immediately, upon completion of installation, thereof be and become the property of the LANDLORD without payment therefore by the LANDLORD.

Section 6.4: The emplacement of any equipment which will impose an evenly distributed floor load in excess of fifty (50) pounds per square loot shall be done only after written permission is received from the LANDLORD. Such permission will be granted only after adequate proof is furnished by a professional engineer that such floor loading will not endanger the building in which the Demised Premises is situated.

Section 6.5. (A) The TENANT shall, upon the expiration or earlier termination of this ease, surrender to the LANDLORD the Demised Premises, together with all alterations and replacement thereto in good order and condition except for reasonable wear and tear.

     (B) TENANT shall remove all of its properly and shall repair all damage to the Demised Premises or the Building occasioned by such removal. Any properly not promptly removed from the Demised Premises shall be deemed abandoned by TENANT and may be disposed of in any manner deemed appropriate by the LANDLORD. TENANT expressly waives for itself and for any person claiming through or under TENANT any rights which TENANT or any such person may have under the provisions of Section 2201 of the New York Civil Practice Law and Rules and of any successor law of like import then in force, in connection with any holdover or summary proceedings which LANDLORD may institute to enforce he foregoing provisions of this Article. TENANT s obligation to observe or perform this covenant shall survive the expiration or other termination of the term of this lease. If the last day of the term of this lease or any renewal thereof falls on Sunday or a legal holiday, this lease shall expire on the business day immediately preceding.

Section 6.6 In connection with any alterations to the Demised Premises done by TENANT, including decorating, prior to any work being commenced, TENANT shall supply to LANDLORD:

(a) Liability insurance from the contractor doing the work in an amount not less than one million dollars ($1,000,000.00), naming LANDLORD as an additionally named insured: unless contractor is supplied by LANDLORD.

(b)  Evidence that all workers doing work in the Demised Premises are covered by
     Workmen  s  Compensation  Insurance;   unless  contractor  is  supplied  by
     LANDLORD.

(c) An agreement from TENANTS contractor to remove all debris from the Demised Premises shown on Exhibit B after 6:00 p.m. at the end of each days work, is the event TENANT's contractor shall fail to remove debris on a daily basis as herein above provided, LANDLORD may order said contractors off the premises and refuse the access to the Building thereafter.

Section 6.7: All the outside walls of the Demised Premises including corridor walls and the outside entrance doors to the Demised Premises, any balconies, terraces or roofs adjacent to the Demised Premises and any space in the Demised Premises used for shafts, stacks, pipes, conduits, ducts or other building facilities and the use thereof, as well as access thereto in and through the Demised Premises for the purposes of operation, maintenance, decoration and

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repair are  expressly  reserved by LANDLORD,  and  LANDLORD  does not convey any rights to TENANT therein, Notwithstanding the foregoing, TENANT shall enjoy full right of access to the Demised Premises through the public entrances, public corridors and public areas within the Building.

              ARTICLE VII -COMPLIANCE WITH ORDERS, ORDINANCES, ETC.

Section 7.1: The TENANT covenants throughout the term of this tease and any renewals hereof, at the TENANT's sole cost and expense, to comply with all laws and ordinances and the orders and requirements of all federal, state and municipal governments and appropriate departments, commissions, boards and officers thereof, which may be applicable to the TENANT s use or occupancy of the Demised Premises.

Section 7.2: The TENANT shall have the right to contest, by appropriate legal proceedings, in the name of the TENANT or LANDLORD or both, but without cost or expense to the LANDLORD, the validity of any law, ordinance, order or requirement of the nature referred to in Section 7.1 hereof. Provided such noncompliance does not subject the LANDLORD to any criminal liability for failure so to comply therewith, the TENANT may postpone compliance therewith until the final determination of any proceedings provided that all such proceedings shall be prosecuted with all due diligence and dispatch, and if any lien or charge is incurred by reason of noncompliance, the TENANT may nevertheless make the contest aforesaid and delay compliance as aforesaid, provided that the TENANT indemnities the LANDLORD against any loss or injury by reason of such noncompliance or delay therein.

Section 7.3: LANDLORD covenants and agrees that at the time of the commencement of the term of this lease, Demised Premises comply with all laws, ordinances and regulations applicable thereto.

                          ARTICLE VIII-MECHANIC's LIENS

Section 8.1: The TENANT covenants not to suffer or permit any mechanic s liens to be filed against the fee interest of the LANDLORD nor against TENANT s leasehold interest in the Demised Premises by reason of work, labor, services or materials supplied or claimed to have been supplied to the TENANT or any contractor, subcontractor or any other party or person acting at the request of the TENANT or anyone holding the Demised Premises or any part thereof through or under the TENANT. TENANT agrees that in the event any mechanic s lien shall be filed against the fee interest of the LANDLORD or against the TENANT s leasehold interest, the TENANT shall within thirty (30) days after receiving notice of the filing thereof cause the same to be discharged of record by payment, deposit, bond or order of a court of competent jurisdiction or otherwise.

IF TENANT shall fail to cause such lien to be discharged or bonded within the period aforesaid, then in addition to any other right or remedy LANDLORD may, but shall not be obligated to, discharge the same by paying the amount claimed to be due by procuring the discharge of such lien by deposit by bonding proceedings, and in any such event, LANDLORD shall be entitled, if LANDLORD so elects, to compel the prosecution of any action for the foreclosure of such lien by the lienor and to pay the amount of judgment in favor of the lienor with interest, costs and allowances. Any amount so paid by LANDLORD and all reasonable costs and expenses incurred by LANDLORD or the fee owner in connection therewith, including but not limited to premiums on any bonds filed and attorney s fees, shall constitute Additional Rent payable by TENANT under this lease and shall be paid by TENANT to LANDLORD within ten (10) days of demand therefor.

              ARTICLE IX-INSPECTION OF DEMISED PREMISES BY LANDLORD

Section 9.1: The TENANT agrees to permit the LANDLORD and the authorized representatives of the LANDLORD to enter the Demised Premises at all reasonable times during TENANT's usual business hours for the purpose of:

(a)  inspecting the same, and
(b)  making any necessary repairs to the Demised Premises.

Section 9.2: The LANDLORD is hereby given the right, during TENANTS usual business hours, to enter the Demised Premises to exhibit the same for the purpose of sale or mortgage, and during the last six (6) months of the initial term, to exhibit the same to prospective TENANTs for the purposes of renting.

Section 9.3: With regard to Sections 9.1 and 9.2, LANDLORD shall endeavor to give reasonable notice to TENANT of LANDLORD's intention to inspect the premises. If TENANT shall not be personally present to open and permit an entry into said Premises at any time, when for any reason an entry therein shall be necessary or permissible, LANDLORD or LANDLORD's agents may enter the same by a master key, without rendering LANDLORD or such agent liable therefor (during such entry LANDLORD or LANDLORD's agents shall accord reasonable care to

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

TENANT's property). LANDLORD shall use its best efforts to perform said inspections during normal business hours.

Section 9.4: The exercise by LANDLORD or its agents of any right reserved to LANDLORD in this Article shall not constitute an actual or constructive eviction, in whole or in part, or entitle TENANT to any abatement or diminution of rent or relieve TENANT from any of its obligations under this lease or impose any liability upon LANDLORD or its agents or upon any lessor under any ground or underlying lease by reason of inconvenience or annoyance to TENANT or injury to or interruption of TENANT's business or otherwise.

                      ARTICLE X-RIGHT TO PERFORM COVENANTS

Section 10.1: The TENANT covenants and agrees that if the TENANT shall at any time fail to make any payment or perform any other act on its part to be made or performed under this lease, the LANDLORD, after expiration of any time limitation set forth in this lease (except in cases of emergency) may, on prior written notice to TENANT, but shall not be obligated to, make such payment or perform such other act to the extent the LANDLORD may deem desirable, and in connection therewith to pay expenses and employ counsel. All sums so paid by the LANDLORD and all expenses in connection therewith shall be deemed additional rent hereunder and be payable to the LANDLORD on the first day of the next month and the LANDLORD shall have the same rights and remedies for the nonpayment thereof as in the case of default in the payment of the basic rent reserved hereunder.


                        ARTICLE XI-DAMAGE OR DESTRUCTION

Section 11.1: If the Demised Premises or any part thereof shall be damaged by fire or other casualty, TENANT shall give immediate notice thereof to LANDLORD, and this lease shall continue in full force and effect except as hereinafter set forth.

(A) If the Demised Premises are partially damaged or rendered partially unusable by fire or other casualty, the damages thereto shall be repaired by and at the expense of LANDLORD to the extent that said damages include those installations originally installed by LANDLORD.

(B) If the Demised Premises are totally damaged or rendered wholly unusable by fire or other casualty, then the LANDLORD shall have the right to elect not to restore the same as hereinafter provided.

(C) If the Demised Premises are rendered wholly unusable by fire, flood or casualty this lease can then be terminated within 30 days at the option of TENANT or LANDLORD.

(D) Nothing contained herein above shall relieve TENANT from liability that may exist as a result of damage from fire or other casualty. Notwithstanding the foregoing, each party shall look first to any insurance in its favor before making any claim against the other party for recovery for loss or damage resulting from fire or other casualty, and to the extent permitted by law, LANDLORD and TENANT each hereby release and waive all rights of recovery against the other or any one claiming through or under each of them by way of subrogation or otherwise. LANDLORD's and TENANT's insurance policies shall contain a clause providing that such a release or waiver shall not invalidate the insurance and also provided that such policy can be obtained without additional premiums. In the event that there are additional premiums for such waiver of subrogation, the party in whose favor such waiver is intended shall have the option to either pay the additional premium or waive the condition that the other's policy contain the same. TENANT acknowledges that LANDLORD will not carry insurance on TENANT's furniture and/or furnishings or any fixtures or equipment, improvements or appurtenances removable by TENANT and agrees that LANDLORD will not be obligated to repair any damage thereto or replace the same.

(E) TENANT hereby waives the provisions of Section 227 of the Real Property Law and agrees that the provisions of this article shall govern and control in lieu thereof.

Section 11.2: The TENANT and LANDLORD shall not knowingly do or permit to be done any act or thing upon the Demised Premises and building which will invalidate or be in conflict with fire insurance policies covering the Building of which Demised Premises form a part and fixtures and property therein. The TENANT shall, at its expense, comply with all rules, orders regulations or requirements of the New York Board of Fire Underwriters, or any similar body, which may be applicable to the TENANT's use and occupancy of the Demised Premises, provided that the necessity for such compliance results from the use and occupancy of the Demised Premises by the TENANT and shall not do or permit anything to be done in or upon the Demised Premises or bring or keep anything therein or use the Demised Premises in a manner which shall increase the rate of fire insurance on the Building of which the Demised Premises form a part or on the property located therein, over that in effect when the Building shall have been completed, unless the TENANT shall reimburse the LANDLORD, as additional rent hereunder, for that part of all insurance premiums thereafter paid by the LANDLORD which shall .have been charged because of such failure or use by the TENANT, and shall make such reimbursement upon the first day of the month following receipt of notice of such outlay by the LANDLORD and evidence of the payment thereof.

Section 11.3: Notwithstanding anything to the contrary contained in this lease, during any period after a damage or destruction and until the premises have been restored, the TENANT shall be entitled to an abatement of rent and additional rent for the unusable portion of the Demised Premises, on a square foot basis.

                            ARTICLE XII-CONDEMNATION

Section 12.1: If the whole of the Demised Premises shall be taken for any public or quasi-public use by any lawful power or authority by exercise of the right of condemnation or eminent domain or by agreement between LANDLORD and those having authority to exercise such right (hereinafter called "Taking"), the term of this lease and all rights of TENANT hereunder, except as hereinafter provided, shall cease and expire as of the date of vesting of title as a result of the Taking and the rent or additional rent paid for a period after such date shall be refunded to TENANT upon demand.

Section 12.2: In the event of a Taking of less than the whole of the Demised Premises or the whole or part of the parking area, this lease shall cease and expire in respect of the portion of the Demised Premises and/or the parking area taken upon vesting of title as a result of the Taking; and, if the Taking results in the portion of the Demised Premises remaining after the Taking being inadequate, in the judgment of TENANT, for the efficient, economical operation of the TENANT's business conducted at such time in the Demised Premises, TENANT may elect to terminate this lease by giving notice to LANDLORD of such election not more than forty-five (45) days after the actual Taking by the condemning authority, stating the date of termination, which date of termination shall not be more than thirty (30) days after the date on which such notice to LANDLORD is given and upon the date specified in such notice to LANDLORD, this lease and the term hereof shall cease and expire. If TENANT does not elect to terminate this lease aforesaid:

(a) The new rent payable under this lease shall be the product of the basic rent and adjusted rent payable under this lease multiplied by a fraction, the numerator of which is the net rentable area of the Demised Premises remaining after the Taking, and the denominator of which is the net rentable area of the Demised Premises immediately preceding the Taking; and

(b) The net award for the Taking shall be paid to and first used by LANDLORD, subject to the rights of mortgagee, to restore the portion of the Demised Premises and the building remaining after the Taking to substantially the same condition and tenant ability (hereinafter called the "Pre-Taking Condition") as existed immediately preceding the date of the Taking.

Section 12.3: In the event of a Taking of less than the whole of the Demised Premises which occurs during the period of two (2) years next preceding the date of expiration of the term of this lease, LANDLORD or TENANT may elect to terminate this lease by giving notice to the other party to this lease of such election, not more than forty-five (45) days after the actual Taking by the condemning authority, stating the date of termination which date of termination shall not be more than thirty (30) days after the date on which such notice of termination is given; and, upon the date specified in such notice, this lease and the term hereof shall cease and expire and all rent and additional rent paid under this lease for a period after such date of termination shall be refunded to TENANT upon demand. On or before such date of termination, TENANT sha1l vacate the Demised Premises, and any of TENANT's property remaining in the Demised Premises subsequent to such date of termination shall be deemed abandoned by TENANT and shall become the property of LANDLORD.

Section 12.4: In the event of a Taking of the Demised Premises or any part thereof and whether or not this lease is terminated, TENANT shall have no claim against LANDLORD or the condemning authority for the value of the unexpired term of this lease but

(a) TENANT may interpose and prosecute in any proceedings in respect of the Taking, independent of any claim of LANDLORD, a claim for the reasonable value of TENANT s fixtures; and

(b)  A claim for TENANT s moving expenses.

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                                       11

            ARTICLE XIII-CONDITIONAL LIMITATION I DEFAULT PROVISIONS

Section 13.1: If during the term of this lease, the TENANT shall:

(A) Apply for or consent in wring to the appointment of a receiver, trustee or liquidator of the TENANT or of all or substantially all of its assets; or

(B) File a voluntary petition in bankruptcy or admit in writing its inability to pay its debts as they become due; or

(C)  Make a general assignment for the benefit of creditors; or

(D)  File  a  petition  or  an  answer   seeking   reorganization   (other  than
     reorganization not involving the liabilities of the TENANT) or arrangement with creditors or take advantage of any insolvency law; or

(E) File an answer admitting the allegations of insolvency in a petition filed against it in any bankruptcy, reorganization or insolvency preceding or if any department of the State or Federal Government of any officer thereof, duly authorized, shall take possession of the business or property of the TENANT by reason of insolvency of the TENANT or it an order, judgment or decree shall be entered by any court of competent jurisdiction on the application of a creditor adjudicating the TENANT bankrupt or insolvent or approving a petition seeking reorganization of the TENANT (other than a reorganization not involving the liabilities of the TENANT) or appointment of a receiver, trustee or liquidator of the TENANT or of all or substantially all its assets, the LANDLORD may, at its option, give to the TENANT a notice of intention to end the term of this lease at the expiration of ten (10) days from the date of service of such notice and, at the expiration of said ten (10) days from the date of service of such notice, the term of this lease and all right, title and interest of the TENANT hereunder shall expire as fully and completely as if that day were the date herein specifically fixed for the expiration of the term, and the TENANT will then quit and surrender the Demised Premises to the LANDLORD, but the TENANT shall remain liable as hereinafter provided.

Section 13.2: If during the term of this lease the TENANT shall default in fulfilling any of the covenants of this lease (other than the covenants for the payments of basic rent, additional rent or other charges payable by the TENANT hereunder), the LANDLORD may give to the TENANT notice of any such default and if at the expiration of thirty (30) days after the service of such a notice the default upon which said notice was based shall continue to exist, or in the case of a default which cannot with diligence be cured within a period of thirty (30) days, if the TENANT fails to proceed promptly alter the service of such a notice and with all due diligence to cure the same and thereafter to prosecute the curing of such default with all due diligence (it being intended that in connection with a default not susceptible of being cured with due diligence within thirty (30) days, the time of the TENANT within which to cure the same shall be extended for such period as may be necessary to complete the same with all due diligence), the LANDLORD may give to the TENANT a notice of intention to end the term of this lease at the expiration of ten (10) days from the date of the service of such second notice, and at the expiration of said ten (10) days, the term of this lease and all right, title and interest of the TENANT hereunder shall expire as fully and completely as if that day were the date herein specifically fixed for the expiration of the term, and the TENANT will then quit and surrender the Demised Premises to the LANDLORD, but the TENANT shall remain liable as hereinafter provided.

Section 13.3: If the TENANT shall default in the payment of the basic rent, or any part of the same, and such default shall continue for a period of ten (10) days, on prior written notice thereof by LANDLORD, or shall default in the payment of any item of additional rent or any other charge required to be paid by the TENANT hereunder or any part of the same, and such default shall continue for a period of ten (10) days after notice thereof by the LANDLORD; then, at the expiration of such ten (10) day period, if the said default has not been cured by TENANT, the LANDLORD may seek to dispossess or remove the TENANT or any other occupancy of the Demised Premises by summary proceedings and hold the Demised Premises as if this lease had not been made.

Section  13.4:  if this lease shall be  terminated  as provided in Section 13.1,
Section 13.2 or Section 13.3 of this article, the LANDLORD or the LANDLORD s agent and servants, pursuant to court order, may immediately or at any time thereafter re-enter the Demised Premises and remove all persons and all or any property therefrom, either by summary dispossess proceedings or by any suitable action or proceeding at law, without being liable to indictment, prosecution or damages therefore and repossess and enjoy the Demised Premises, as of their former estate, together with all additions, alterations and improvements and movable trade fixtures, furniture and furnishings. Further, if this lease is terminated as provided in Section 13.1, 13.2 or 13.3, then TENANT shall be responsible to pay LANDLORD the full amount of money due plus the full amount of money for the remainder of tease term herein, plus any other applicable charges (late fees, HVAC overtime charges, etc.).

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

Section 13.5: Upon the termination of the term of this lease by reason of the happening of any of the events herein above described in Section 13.1, Section
13.2 or Section 13.3 of this article or under any provision of law now or at any time hereafter in force, by reason of or based upon arising out of default under or breach of this lease on the part of the TENANT or upon the LANDLORD recovering possession of the Demised Premises in the manner of in any of the circumstances herein above mentioned, or in any other manner or circumstances whatsoever, whether with or without legal proceedings, by reason of or based upon or arising out of default under or a breach of this lease on the part of the TENANT, the LANDLORD may, at its option, at any time and from time to time, relet the Demised Premises or any part of parts for the account of the TENANT or otherwise, and receive and collect the rents therefore applying the same first to the payment of such expenses as the LANDLORD may have incurred in recovering possession of the Demised Premises, including legal expenses and attorney s fees and for putting the same in good order or condition or preparing or altering the same for re-rental, expenses, commissions and charges paid, assumed or incurred by the LANDLORD in and about the reletting of the Demised Premises, and then to the fulfillment of the covenants of the TENANT hereunder. Any such reletting herein provided for may be for the remainder of the term of this tease or for a longer or shorter period. In any such case and whether or not the Demised Premises or any part thereof be relet, the TENANT shall pay to the LANDLORD the basic rent and all other charges required to be paid by the TENANT up to the time of such termination of this lease or of such recovery of possession of the Demised Premises by the LANDLORD, as the case may be, and thereafter the TENANT covenants and agrees, if required by the LANDLORD, to pay to the LANDLORD, until the end of the term of this lease, the equivalent of the amount of all the basic rent reserved herein and all other charges required to be paid by the TENANT, less the net avails of reletting, if any, and the same shall be due and payable by the TENANT to the LANDLORD on the several rent days above specified, that is to say, upon each of such rent days, the TENANT shall pay to the LANDLORD the amount of deficiency then existing.

Section 13.6: The TENANT waives any or all right of redemption provided for in any statute now or hereafter in force in case the TENANT shall be dispossessed by a judgment or by a warrant of any court or judge. The term "enters", "re-enter", "entry" or "re-entry" as used in this lease are not restricted to their technical meaning.

Sect on 13.7: If TENANT shall default in the observance or performance of any term or covenant on TENANT's part to be observed or performed under or by virtue of any of the terms or provisions in this article of this lease, LANDLORD may immediately, or at any time thereafter with 10 day notice, perform he same for the account of TENANT, and if LANDLORD makes any expenditures or incurs any obligations for the payment of money in connection therewith including, but not limited to, prosecuting or defending any action or proceeding such sums paid or obligations incurred with interest and costs shall be deemed to be additional rent hereunder and shall be paid by TENANT to LANDLORD within ten (10) days of rendition of any bill or statement to TENANT therefore.


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                  ARTICLE XIV - CUMULATIVE REMEDIES - NO WAIVER

Section 14.1: (A) The specific remedies to which the LANDLORD of the TENANT may resort under the terms of this lease are cumulative and are not Intended to be exclusive of any other remedies or means or redress of which they may be lawfully entitle in case of any breach or threatened breach by either of them of any provision of this lease. The failure of the LANDLORD to insist in any one or more cases upon the strict performance of any of the covenants of this lease or to exercise any option herein contained shall not be construed as a waiver or relinquishment for the future of such covenant or option. A receipt by the LANDLORD of rent with knowledge of the breach of any covenant thereof shall not be deemed a waiver of such breach; and, no waiver, change, modification or discharge by either party hereto of any provision in this lease shall be deemed to have been made or shall be effective unless expressed in writing and signed by both the LANDLORD and the TENANT. In addition to the other remedies in this lease provided, the LANDLORD or TENANT shall be entitled to restraint by injunction of any violation, or attempted or threatened violation, of any of the covenants, conditions or provisions of this lease or to a decree compelling performance of any such covenants, conditions or provisions.

     (B) No act or thing done by LANDLORD or LANDLORD s agents during the term hereby demised shall be deemed an acceptance of a surrender of said Demised Premises, and no agreement to accept such surrender shall be valid unless in writing signed by LANDLORD. No employee of LANDLORD or of LANDLORD's agents shad have any power to accept the keys of said Demised Premises prior to the termination of this lease. The delivery of keys to any employee of LANDLORD or of LANDLORD's agents shall not operate as a termination of this lease or a surrender of the Demised Premises. In the event of TENANT at any time desiring to have LANDLORD underlet the Demised Premises for TENANTS account, LANDLORD or LANDLORD s agents are authorized to receive said keys for such purposes without releasing TENANT from any of the obligations under this lease, and TENANT hereby relieves LANDLORD of any liability for loss of or damage to any of TENANT s effects in connection with such underletting.

     (C) No payment by TENANT or receipt by LANDLORD of a lesser amount then the monthly rent herein stipulated shall be deemed to be other than on account of the earliest stipulated rent, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and LANDLORD may accept such check or payment without prejudice to LANDLORD's right to recover the balance of such rent or pursue any other remedy in this lease provided.

                            ARTICLE XV-SUBORDINATION

Section 15.1: Its hereby expressly agreed that this lease and all rights of the TENANT hereunder shall be subject and subordinate at all times to any institutional mortgages and any renewals, replacements, extensions of modifications thereof which may now be, or shall hereafter become, liens on the Demised Premises or the land and Building of which the same form a part. The TENANT agrees that at any time upon five (5) days written notice, the TENANT will execute and deliver to the LANDLORD a subordination agreement effectuating the provisions of this article.


                           ARTICLE XVI-QUIET ENJOYMENT

Section 16.1: The LANDLORD covenants and agrees that the TENANT, upon paying the basic rent and all other charges herein provided and observing and keeping the covenants, agreements and conditions of this lease on its part to be kept, shall and may peaceably and quietly hold occupy and enjoy the Demised Premises during the term of this lease.

                              ARTICLE -XVII-NOTICES

Section 17.1: All notices demands and requests which may or are required to be given by either party to the other shall be in writing. All notices, demands and requests by the LANDLORD to the TENANT shall be deemed to have been properly given if sent by United States registered or certified mail, postage prepaid, addressed to the TENANT at the Demised Premises or Temporary Demised Premises or at such other place as the TENANT may from time to time designate in a written notice to the LANDLORD. All notices, demands and request by the TENANT to the LANDLORD shall be deemed to have been properly given if sent by United States registered or certified mail, postage prepaid, addressed to the LANDLORD at the address first above written or at such other place as the LANDLORD may from time to time designate in a written notice to the TENANT.

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                                       14

                 ARTICLE XVIII-DEFINITION OF CERTAIN TERMS, ETC.

Section 18.1: The cautions of this lease are for convenience and reference only and in no way define, limit or describe the scope or intention of this lease or in any way affect this lease.

Section 18.2: The term "TENANT" as referred to hereunder shall refer to this TENANT and any successor or assignee of this TENANT.

Section 18.3: The term "LANDLORD" as used hereunder shall mean only the owner for the time being of the land and Building of Which the Demised Premises form a part so that in the event of any sale or sales or in the event of a lease of said land and Building, this LANDLORD shall be and hereby in entirety free and relieved of all covenants and obligations of LANDLORD hereunder, and it shall be deemed and construed without further agreement between the parties or their successors in interest that the purchaser or lessee of the building has agreed to carry out all of the terms and covenants and obligations of the LANDLORD hereunder.

                 ARTICLE XIX-INVALIDITY OF PARTICULAR PROVISIONS

Section 19.1: If any term or provision of this lease or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this lease or the application of such term of provision to persons or circumstances other than those as to which it is held invalid or enforceable shall not be affected thereby, and each term and provision of this lease shall be valid and be enforced to the fullest extent permitted by law.

           ARTICLE XX-COVENANTS TO BIND AND BENEFIT RESPECTIVE PARTIES

Section 20.1: It is further covenanted and agreed by and between the parties hereto that the covenants and agreements herein contained shall bind and inure to the benefit of the LANDLORD, its successors and assigns, and the TENANT its successors and assigns subject to the provisions of this lease.

                              ARTICLE XXI-INSURANCE

Section 21.1: TENANT shall, at all times during the term, hereby carry Public Liability Insurance for the Demised Premises naming LANDLORD as an additional insured at a combined single limit of no less than $1,000,000 per occurrence applying to bodily injury and property damage.

Section 21.2: Prior to taking possession, TENANT shall deliver to the LANDLORD a certificate of the insurance company licensed to do business in the State of New York, certifying that the aforesaid liability policy is in full force and effect. A certificate evidencing the renewal of such liability insurance policy shall be delivered to the LANDLORD at least twenty (20) days before the expiration thereof and each such renewal certificate shall include the LANDLORD as an additional insured. TENANT may carry aforesaid insurance as a part of a blanket policy provided, however, that a certificate thereof naming the LANDLORD as an additional insured is delivered to the LANDLORD as aforesaid. Such policy of insurance or certificate shall also provide that said insurance may not be canceled unless ten (10) days notice is given to the LANDLORD prior to such cancellation and that the insurance as to the interest of the LANDLORD shall not be invalidated by any act or neglect of the TENANT.

Section 21.3: TENANT shall, prior to doing any work in the Demised Premises, obtain any and all permits necessary therefore and will provide Worker s Compensation Insurance and Liability Insurance in the limits provided for in
Section 21.1 hereof.

Section 21.4: Deleted Intentionally

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                                       15

                  ARTICLE XXII - USE, ASSIGNMENT OR SUBLETTING

Section 22.1: (A) The TENANT agrees to use the premises for executive offices.

     (B) TENANT will not at any time use or occupy the Demised Premises in violation of the Certificate of Occupancy (temporary or permanent) issued for the Building or portion thereof of which the Demised Premises forms a part.

Section 22.2: Unless the LANDLORD shall have given its consent thereto, this lease may not be assigned nor may the Demised Premises be sublet in whole or in part. Such approval will not be unreasonably withheld or unreasonably delayed. In determining the reasonableness, the LANDLORD shall take into consideration the use to which the subtenant will put the space and the nature of the subtenant s business in order to maintain the integrity of the building as a whole. Furthermore, the LANDLORD agrees not to unreasonably withhold its consent to an assignment or subletting, provided that the TENANT is not then in default under this lease and that the proposed assignee or under tenant shall execute and deliver to LANDLORD an assumption agreement wherein it agrees to perform all the obligations of the TENANT under this lease in form appropriate for recording.

Section 22.3: Notwithstanding anything herein to the contrary, LANDLORD shall have the right of first refusal to recapture the leased premises or any part thereof prior to any sublet or assignment. In the event TENANT shall desire to assign or sublet this lease, TENANT shall provide written notice of same to LANDLORD. LANDLORD shall, within thirty (30) days of receipt of such notice, notify TENANT as to whether or not LANDLORD desires to recapture the Demised Premises. In the event that LANDLORD shall elect to recapture the Demised Premises or any part thereof, it shall be deemed that the space is recaptured by the LANDLORD on the thirtieth (30th) day following LANDLORD s notice to TENANT of its election. Within said thirty (30) day period, TENANT shall remove all of TENANTS effects and personal property therefrom. If LANDLORD shall elect not to recapture the Demised Premises or any part thereof, TENANT may, after prior written consent of the LANDLORD, assign or sublet the Demised Premises subject to Section 22.4.

Section 22.4: In the event TENANT shall sublet any of the space demised hereunder and the rent and/or additional rent reserved under any such sublease shall be in excess of the rent provided for hereunder, TENANT shall pay to the LANDLORD, as additional rent, as and when same is collected, one-half the difference between the rent and additional rent reserved herein and the rent and additional rent reserved in such sublease.

Section  22.5:  No  assignment  of this  lease or  underletting  of the  Demised
Premises shall release or discharge the TENANT hereunder from any of its obligations to be performed under this lease.

                       ARTICLE XXIII-RULES AND REGULATIONS

Section 23.1: Tenant and TENANT's agents, employees, visitors and licensees shall faithfully comply with the Rules and Regulations set forth on Exhibit D annexed hereto and made part hereof and with such further reasonable Rules and Regulations as LANDLORD at any time may make and communication in writing to TENANT, which in LANDLORD s judgment shall be necessary for the reputation, safety, care of and appearance of the building and the land allocated to it or the preservation of good order herein or the operation or maintenance of the Building and such land, its equipment or the more useful occupancy or the comfort of the TENANTS or others in the Building. LANDLORD shall not be liable to TENANT for the violation of any of said Rules and Regulations or the breach of any covenant or condition in any lease by any other Tenant in the Building.

                        ARTICLE XXIV-LANDLORD s LIABILITY

Section 24.1: In the event that the LANDLORD shall default under the terms of this lease and the TENANT shall recover a judgment against the LANDLORD by reason of such default or for any reason arising out of the tenancy or use of the premises by the TENANT or the lease of the premises to the TENANT, the LANDLORD'S liability hereunder shall be limited to the LANDLORD s interest in the land and Building of which the Demised Premises form a part and no further, and the TENANT agrees that in any proceeding to collect such judgment, the TENANT s right to recovery shall be limited to the LANDLORD s interest in the building of which the Demised Premises form a part.

Section 24.2: If LANDLORD or a successor in interest is an individual (which term as used herein includes aggregates of individual, such as joint ventures, general or limited partnerships or associations), such individual shall be under no personal liability with respect to any of the provisions of this tease, and if such individual hereto is in breach or default with respect to its obligations under this Lease, Tenant shall took solely to the equity of such individual in the land and Building of which the Demised Premises form a part for the satisfaction of TENANT's remedies, and in no event shall TENANT attempt to secure any personal judgment against any partner, employee or agent or LANDLORD by reason of such default by LANDLORD.

                          ARTICLE XXV-ENTIRE AGREEMENT

Section 25.1: This instrument contains the entire agreement between the parties hereto, and the same may not be changed, modified or altered, except by a document in writing executed and acknowledged by the parties hereto.

                            ARTICLE XXVI-CERTIFICATES

Section 26.1: Upon request by the LANDLORD, the TENANT agrees to execute any certificate or certificates evidencing the commencement date of the term of the lease and the fact that the lease in full force and effect, if such is the case, and that there are no set-offs or other claims against the LANDLORD or stating those claims which the TENANT might have against the LANDLORD.

Section 26.2: Upon request by the LANDLORD, the TENANT agrees to execute a memorandum of this lease in recordable form, which memorandum shall set forth the commencement dates of the lease and subordination of the lease to any permanent first mortgage.

                             ARTICLE XXVII-SECURITY

Section 27.1: TENANT shall deposit with LANDLORD the sum of Fifteen Thousand Eight Hundred Twenty Five Dollars and Forty Eight Cents ($15,825.48) as security for the faithful performance and observance by TENANT of the terms, provisions and conditions of this lease. It is agreed that in the event TENANT defaults in respect of any of the terms, provisions and conditions of this lease, including but not limited to the payment of rent and additional rent, LANDLORD may use, apply or retain the whole or any part of the security so deposited to the extent required for the payment of any rent and additional renter any other sum as to which TENANT is in default or for any reason of TENANT's default in respect of any of the terms, covenants and conditions of this lease, including but not limited to any damages or deficiency in the reletting of the premises. In the event that TENANT shall fully and faithfully comply with all of the terms, provisions, covenants and conditions of this lease, the security shall be returned to TENANT after the date fixed as the end of the lease and after delivery of entire possession of the Demised Premises to LANDLORD. In the event of a sale of the land and Building, LANDLORD shall have the right to transfer the security to vendee and LANDLORD shall thereupon be released by TENANT from all liability for the return of such security; and, the TENANT agrees to look the new LANDLORD solely for the return of said security, and, it is agreed that the provisions hereof shall apply to every transfer or assignment made of the security to a new LANDLORD. TENANT further covenants that it will no assign or encumber or attempt to assign the monies deposited herein as security and that neither LANDLORD nor his successors or assigns shall be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance. The security deposit shall be placed in an interest bearing escrow account and the interest (in accordance with the law) accrues to the TENANT.

                              ARTICLE -XXVIII-BROKER

Section 28.1: TENANT represents that CB Richard Ellis was the broker used in connection with this transaction, which fee shall be paid by LANDLORD and TENANT agrees to indemnify LANDLORD against any claims or expenses which the LANDLORD may incur by reason of the TENANT having dealt with any other broker in connection with this transaction.

                               ARTICLE XXIX-SIGNS

Section 29.1: TENANT shall be allowed to use one line on the Building Directory in the lobby of the Building. LANDLORD s acceptance of any name for listing on the Building Directory will not be deemed, nor will it be substitute for, LANDLORD s consent, as required by this Lease, to any sublease, assignment, or other occupancy of the demised premises.

Section 29.2: TENANT, at TENANT's sole cost and expense, may install building standard signage on the entrance doors.

                            ARTICLE XXX-HOLDING OVER

Section 30.1: TENANT covenants that it will vacate the Premises immediately upon the expiration or sooner termination of this lease. If the TENANT retains possession of the Premises or any part thereof after the termination of the term, the TENANT shall pay the LANDLORD rent at double the monthly rate specified in Section 3.1 for the time the TENANT thus remains in possession for more than five (5) days and, in addition thereto, shall pay the LANDLORD for all damages, consequential as well as direct, sustained by reason of the TENANT's retention of possession. Notwithstanding the above, during the first five (5) days, TENANT is obligated to pay rent and addition rent for such period of time. The provisions of this Section do not exclude the LANDLORD s rights of re-entry or any other right hereunder, including without limitation, the right to refuse double the monthly rent and, instead, to remove TENANT through summary proceedings for holding over beyond the expiration of the term of this lease.

                              ARTICLE XXXI-CAPTIONS

Section 31.1: The captions are included only as a matter of convenience and for reference and in no way define, limit or describe the scope of this lease nor the intent of any provisions thereof.

                       ARTICLE XXXII-INABILITY TO PERFORM

Section 32.1: If, by reason of strikes or other labor disputes, fire or other casualty (or reasonable delays in adjustment of insurance), accidents, orders or regulations of any Federal, State, County or Municipal authority or any other cause beyond LANDLORD s reasonable control, whether or not such other cause shall be similar in nature to those herein before enumerated, LANDLORD is unable to furnish or is delayed in furnishing any utility or service required to be furnished by LANDLORD under the provisions of this lease or any collateral instrument or is unable to perform or make or is delayed in performing or making any installations, decorations, repairs, alterations, additions or improvements, whether or not required to be performed or made under this lease or under any collateral instrument or is unable to fulfill or is delayed in fulfilling any of LANDLORD's other obligations under this lease or any collateral instrument, no such liability or delay shall constitute an actual or constructive eviction, in whole or in part, or entitle TENANT to any abatement or diminution of rent or relieve TENANT from any of its obligations under this lease or impose any liability upon LANDLORD or its agents by reason of inconvenience or annoyance to TENANT or injury to or interruption of TENANT's business or otherwise.

                        ARTICLE XXXIII-PARTNERSHIP TENANT

Section 33.1: If TENANT is a partnership (or is comprised of two (2) or more persons, individually and as copartners of a partnership) or if TENANT's interest in this lease shall be assigned to a partnership (or to two (2) or more persons, individually and as copartners of a partnership) pursuant to Article "XX" (any such partnership and such persons are referred to in this Section as "Partnership Tenant"), the following provisions of this Section shall apply to such Partnership Tenant:

(A) The liability of each of the parties comprising Partnership Tenant shall be joint and several; and

(B) Each of the parties composing Partnership Tenant hereby consents in advance to and agrees to be bound by any modifications of this lease which may hereafter be made and by any notices, demands, requests or other communications which may hereafter be given by Partnership Tenant or by any of the parties comprising Partnership Tenant; and

(C) Any bills, statements, notifies, demands, requests and other communications oven or rendered to Partnership Tenant or to any of the parties comprising Partnership Tenant shall be deemed given or rendered to Partnership Tenant and all such parties; and

(D) It Partnership Tenant shall admit new partners, all of such new partners shall, by their admission to Partnership Tenant be deemed to have assumed performance of all of the terms, covenants and conditions of this lease on TENANT s part to be observed and performed; and

(E) Partnership Tenant shall have prompt notice to LANDLORD of the admission of any such new partners, and upon demand of LANDLORD shall cause each such new partner to execute and deliver to LANDLORD an agreement in form satisfactory to LANDLORD, wherein each such new partner shall assume performance of all of the terms, covenants and conditions of this lease on TENANT s part to be (observed and performed (but neither LANDLORD s failure to request any such agreement nor the failure of any such new partner to execute or deliver any such agreement to LANDLORD shall vitiate the provisions of Subdivision D of this Section.

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                                       18

                         ART1CLE XXXIV-HAZARDOUS MATERIAL

Section 34.1: The LANDLORD will deliver the premises free of hazardous materials and the TENANT shall keep or cause the Premises to be kept free of Hazardous Material, except cleaning supplies, etc. (as defined hereafter). Without limiting the foregoing, the TENANT shall not cause or permit the Premises to be used to generate, manufacture, refine, transport, treat, store, handle, dispose, transfer, produce or process Hazardous Materials nor shall the TENANT cause or permit as a result of any intentional or unintentional act or omission on the part of the TENANT or any contractor, subcontractor or permitted subtenant, a release of Hazardous Materials onto the premises or onto any other property. The TENANT shall comply with and ensure compliance by all contractors, subcontractors and permitted subtenants with all applicable federal, state and local laws, ordinances, rules and regulations, whenever and by whomever triggered, and shall obtain and comply with and ensure that all contractors, subcontractors and permitted subtenants obtain and comply with any and all approvals, registrations or permits required thereunder of and to the extent generated or created by TENANT. If it is determined that the TENANT is responsible for the hazardous material damage(s), the TENANT shall:

(1) Conduct and complete all investigations, studies, sampling and testing and all remedial, removal and other actions necessary to clean up and remove all Hazardous Materials on, from or affecting the premises:

     (a) in accordance with all applicable federal, state and local laws, ordinances, rules, regulations and policies: and
     (b)  to the satisfaction of LANDLORD; and
     (c) in accordance with the orders and directives of all federal, state and focal governmental authorities; AND

(2) Defend, indemnify) and hold harmless LANDLORD, its employees, agents, officers and directors from and against any claims, demands, penalties, fines, liabilities, settlements, damages, costs or expenses of whatever kind or nature, known or unknown, contingent or otherwise, arising out of or in any way related to:

     (a) the presence, disposal, release or threatened release of any Hazardous Materials which are on, from or affecting the soil, water, vegetation, buildings, personal property, persons, animals or otherwise;

     (b) any persona1 injury (including wrongful death) or property damage (real or personal) arising out of or related to such Hazardous Materials;

     (c) any law suit brought or threatened, settlement reached or government order relating to such Hazardous Materials; and/or

     (d) any violation of laws, orders, regulations, requirements or demands of government authorities or any policies or requirements of LANDLORD which are based upon or in way related to such Hazardous Materials including, without limitation, attorney and consultant fees, investigation and laboratory fees, court costs and litigation expenses. In the event this lease is terminated, TENANT s deliver the Premises to LANDLORD free of any and all Hazardous Materials so that the conditions of the Premises shell conform will all applicable federal, state and local laws, ordinances, rules or regulations affecting the premises. For purposes of this Section, "Hazardous Materials" includes, without limitation, any flammable explosives, hazardous or toxic substances or related materials defined in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended (42 U.S.C. Section 9601, et seq.), the Superfund Amendments and Reauthorization Act of 1986 (Publ. L No. 99-499, 100 stat. 1613 Hazardous Materials Transportation Act, as amended (49 U.S.C. Section 9601 et. seq.) and the regulations adopted and the publications promulgated pursuant thereto or any other federal, state or local governmental law, ordinance, rule or regulation. The provisions of this Section shall be in addition to any and ail other obligations and liabilities the TENANT may have to the LANDLORD at common law and shall survive the transactions contemplated herein.

Notwithstanding any pr4vision of this Section, the LANDLORD retains the tight to defend itself in any action or actions which are based upon or in any way related to such Hazardous Materials. In any such defense of Itself, the LANDLORD shall select its own counsel, and any and all costs of such defense, including without imitation, attorney and consultant fees, investigation and laboratory lees, court costs and litigation expenses shall be payable to TENANT.

                           ARTICLE XXXV-TENANT PARKING

Section 35.1: TENANT shall have the right to use five (5) parking spaces per 1,000 square feet of rentable office space for the parking of automobiles of the Tenant, its employees and invitees in the parking area reserved for TENANTS of the Building (hereinafter sometimes referred to as 'Building Parking Area ) subject to the Rules and Regulations now or hereafter adopted by LANDLORD. TENANT shall not use nor permit any of its officers, agents or employees to use any parking space in excess of TENANT's allotted number of spaces therein.

Parking shall be in marked parking spaces only. There is no parking allowed along the building perimeter or along curbs other than in marked parking spaces. Violators of this rule are subject to having their vehicle towed away at the vehicle owners expense

                        ARTICLE XXXVI-CANCELLATION CLAUSE

Section 36.1: As long as the TENANT is not in default with the terms and conditions of this tease agreement, the TENANT shall have the right to cancel this lease agreement after the third (3rd) year or the fourth (4th) year of the lease term, provided that the TENANT has given the LANDLORD six. (6) months prior written notice of the TENANT's desire to cancel the lease agreement at either one of these times and has also paid the LANDLORD one fifth (1/5) of the TENANT Improvement Allowance, the TENANT Improvement Loan and the real estate commission for each year canceled. If the TENANT cancels the lease agreement after the third (3d) year, then the TENANT shall pay the LANDLORD two fifths (2/5) of the TENANT Improvement Allowance, the TENANT Improvement Loan amount and the real estate commission. If the TENANT cancels the lease agreement after the fourth (4th) year, then the TENANT shall pay the LANDLORD one filth (1/5) of the TENANT Improvement Allowance the TENANT Improvement Loan amount and the real estate commission.

                              EXHIBIT A-FLOOR PLAN




TENANT IMPROVE4NT ALLOWANCE Included in this agreement, the LANDLORD shall contribute an allowance of Twenty-Five Dollars ($25.00) per square loot rented ($25.00 x 4,318 = $107,950.00) to be spent on the improvements to the demised premises for the TENANT by the LANDLORD.

                              EXHIBIT B-WORK LETTER


     (1)  Initial Office Finishing Schedule

At the  TENANT's  option,  LANDLORD  will  design  or  follow  TENANT's  plan In
preparing   TENANT's   office  area  at   LANDLORD's   cost  to  the   following
specifications:

(a) Erect the necessary dividing walls constructed of metal stud, five-eighths inch gypsum board with batts of three inch fiberglass for sound attenuation in Demising walls. Finish exterior walls with five- eighths inch sheet rock. Erect per approved plan, dry-wall partitioning stud and one-half inch gypsum board not to exceed one linear foot of partitioning for every thirty square feet of rentable space.

(b) Spackle and tape walls three coats to a smooth and true finish. Paint walls two coats flat latex and doors and trim coats matching enamel.

(c)  Install carpet (22 ounce).

(d)  Install 2 x 4 lay-in acoustical ceiling tile.

     (e) Provide interior solid-core oak doors on TENANT s plans, limited to three per one thousand square feet.

(f)  Provide satin finish door hardware.


(2)  Lavatory Area - Public Spaces

(a)  Separate male and female toilet facilities

(3)  Landscaping

(a) The building will be extensively landscaped with trees, plantings and other materials An underground sprinkler system wilt be provided with a time clock to maintain proper watering,

(4)  Electrical Specifications

(a) All electrical work shall be installed in accordance with the National Electrical Code and the local building code. A "Certificate of Compliance" shall be obtained from the New York Board of Fire Underwriters at the completion of the project.

(b) Lighting throughout the entire finished office area shall be obtained by the use of recessed three- tight 2 x 4 fluorescent Fixtures with prismatic lenses, not to exceed one fixture for each eighty square feet of usable space. Local wall switches shall be provided for control of lighting. Toilet, corridor, lobby and other similar areas shall be lit up at fifty foot candles.

(c) Exit light lighting for all paths of egress shall be provided in accordance with local building department regulations, if required.

(d) All branch circuit wiring shall be above hung ceiling or within drywall construction in finished areas and shall be type BX. All exposed conduit in non-finished areas shall be thin-walled "EMT".

(e) Wall mounted duplex convenience shall be provided on the basis of one duplex outlet for each 120 square feet of rented area. This formula shall be used to establish the quantity of outlets. However, the exact location of each outlet shall be coordinated with the TENANT's furniture layout. All duplex outlets are to be considered as normal convenience outlets and shall be wired up with an average of five to eight outlets on one twenty-ampere, 120-volt circuit. Panel capacity shall be adequate to handle all tenant lighting and equipment load, providing such equipment load does not exceed two watts per square foot of usable area.

(5)  Heating, Ventilation and Air Conditioning Specifications

     (A) General - The intent of this specification is to define a design concept for the subject area.

     (B) Design Criteria - Central air conditioning with modular system with individual zone control shall be capable of the following performance with the criteria noted are not exceeded.

          (i) Between September 1 and June 1 the "healing system" shall be operative and maintain a minimum of 70% FDB when the outdoor temperature is 0 FDB and the prevailing wind velocity does not exceed fifteen mile per hour.

          (ii) Between April 15 and October 14, the "cooling system" shall be operative and maintain a maximum of 80 FDB and 55% relative humidity when the outdoor temperature is 95 FDB.

          (iii) During the overlapping seasons (April 15 through June 1 and September 1 through October 15), both systems shall be operative (cooling and heating).

          (iv) Zoning temperature and balancing controls shalt be operated solely by the LANDLORD to assure the conditions above.

          (v) Maintenance of the foregoing temperature conditions is conditioned upon the following criteria, which shall not be exceeded by TENANT in any room or area within the Demised Premises:

               (a)  Population density - one person per 150 square feet.
               (b) Lighting and electrical load density - four watts per square foot.
               (c)  Exhaust and ventilation load - five cfm per person.

(5)  Ventilation

     (a)  Bathrooms aced similar areas to be ventilated per code.


         (The remainder of this page has been intentionally left blank)

                        EXHIBIT C-CLEANING SPECIFICA11ONS

The following is a summary of duties to be performed by our personnel during their tour of duty at the above-mentioned location including the Demised
Premises:

(1)  Hours

     (a) Our employees will report to work at the close of regular office hours after 6:00 p.m., five nights each week, with the exception of all legal holidays. At the end of their duties, they will extinguish all lights, and lock all doors.

(2)  General Cleaning - Five Nights Weekly

     (a)  Sweep all composition flooring with treated dust mops. if any.

     (b) Empty all waste and trash receptacles. Remove contents to receptacles provided by the budding for further disposal.

     (c)  Empty and clean all ashtrays.

     (d) Entrance way glass and metal work will be washed and rubbed down daily.

     (e)  Vacuum all carpeting in building.

     (f)  Sweep staircase and landing Wash as necessary.

     (g) Spot clean finger marks from walls, doors, trim, light switches and fire exits.

     (h)  Wall surfaces and elevator cabs will be kept in polished condition.


(3) Lavatories-Five Nights Weekly

     (a) Sweep, wash and disinfect all lavatory floors throughout the entire building each night.

     (b) Empty all wastepaper and sanitary disposal cars and remove to a designated area for removal,

     (c)  Scour and disinfect all toilet bowls, urinals and hand basins.

     (d)  Wash and disinfect and dry all toilet seats.

     (e) Maintain all metal pipes, bright work, mirrors, shelves, cabinets and dispensers in a clean condition.

     (f)  Keep toilet partitions and tile walls in a clean condition.

     (g) Refill all toilet tissue, hand soap, hand towels and sanitary napkin dispensers as required.

     (h) Machine scrub and rinse all tile washroom floors as required each month.

     (4) Exterior Services

     (a) Parking fields will be cleared of snow in excess of two inches and generally maintained so as to be well drained, properly surfaced and striped.

     (b) All landscaping, gardening, exterior lighting and irrigation systems will have regular care and servicing.

                         EXHIBIT D-RULES AND REGULATIONS

(1) The sidewalks, entrances, driveways, passages, courts, elevators, vestibules, stairways, corridors or halls shall not be obstructed or encumbered by any TENANT or used for any purpose other than for ingress to and egress from the Demised Premises and for delivery of merchandise and equipment in a prompt and efficient manner using elevators and passageways designated for such delivery by LANDLORD. There shall not be used in any space or in the public hall of the Building. either by TENANT or by jobbers or others in the delivery or receipt of merchandise, any hand trucks, except those equipped with rubber tires and side guards.

(2) The water and wash closets and plumbing fixtures shall not be used for any purposes other than those for which they were designed or constructed, and no sweeping, rubbish, rags, acids or other substances shall be deposited therein, and the expense of any breakage, stoppage or damage resulting from the violation of these rules shall be borne by the TENANT who, or whose clerks, agents, employees or visitors shall have caused it.

(3) No carpet, rug or other article shall be hung or shaken our of any windows of the Building; and, not TENANT shall sweep or throw or permit to be swept or thrown from the Demised Premises any dirt or other substances into any of the corridors or halls, elevators or out of the doors or windows or stairways of the Building, and TENANT shall not use, keep or permit to be used or keep any vending machine, burner, or oven, or noxious gas or substance in the Demised Premises or permit or suffer the Demised Premises to be occupied or used in a manner offensive or objectionable to LANDLORD or other occupants of the Building by reason of noise, odors and/or vibrations or interfere in any way with other TENANTS or those having business therein, nor shall any animal or birds be kept in or about the Building. Smoking or carrying lighted cigars or cigarettes anywhere in the Building is prohibited. The building is a "No-Smoking Building" and no smoking whatsoever is allowed in the Building by New York Health Department Law Any TENANT or TENANT's invitees or visitors found smoking in the building could be subject to fines as dictated by law. Anyone wishing to smoke must go outside the building to the designated smoking areas provided.

(4) No awnings or other projections shall be attached to the outside walls of the Building without the prior written consent of the LANDLORD.

(5) No sign, advertisement, notice or other lettering and/or window treatment shall be exhibited, inscribed, painted or affixed by any TENANT on any part at the outside of the Demised Premises or the Building or on the inside of the Demised Premises if the same is visible from the outside of the Demised Premises if the same is visible from the outside of the Demised Premises without the prior written consent of LANDLORD. in the event of the violation of the foregoing by TENANT, LANDLORD may remove same without any liability and may charge the expense incurred by such removal to TENANT or TENANTS violating this rule.

(6) No additional locks or bolts of any kind shall be placed upon any of the doors or windows by any TENANT, nor shall any changes be made in existing locks or mechanism thereof. Each TENANT must, upon the termination of his tenancy, restore to LANDLORD all keys of stored) offices and toilet rooms, either furnished to or otherwise procured by such TENANT; and, in the event of the loss of any keys so furnished, such TENANT shall pay to LANDLORD the cost thereof.

(7) Freight, furniture, business equipment merchandise and bulky matter of any description shall be delivered to any removed from the premises only on the freight elevators and through the service entrances and corridors and only during hours and in a manner approved by LANDLORD. LANDLORD reserves the right to inspect all freight to be brought into the Budding and to exclude from the Building all freight Which violates any of these Rules and Regulations or the lease of which these Rules and Regulations are a part.

(8) TENANTS shall not bring or permit to be brought or kept in or on the Demised Premises any inflammable, combustible or explosive fluid, material, chemical or substance or cause or permit any odors of cooking or other processes or any unusual or other objectionable odors to permeate in or emanate from the Demised Premises. TENANT shall not bring or permit to be brought or kept in or on the Demised Premises any form of supplemental heaters (electric heaters), or five Christmas trees as these items are a fire hazard. If such heaters or live Christmas trees are found, they shall be confiscated and removed from the building and the LANDLORD shall not ( be held liable for such removal.

(9) TENANT shall not store any equipment, parts or motor vehicles outside of the premises.

(10) TENANT shaft not perform any work on motor vehicles outside the premises. TENANT shall not allow employees to have their vehicles serviced on the properly.

(11) TENANT is allowed access to TENANT space twenty-four hours per day, seven days per week.

(12) No space in the Building shall be used for manufacturing, for the storage of merchandise or for the sale of merchandise, goods or property of any kind at auction.

(13) No TENANT shall make any disturbing noises or disturb or interfere with occupants of this or neighboring buildings or premises, whether by the use of any musical instruments, radio, talking machines, unmusical noises, whistling, singing or in any other way. No TENANT shall throw anything out of the doors, windows or skylights or down the passageways.

(14) The premises shall not be used for lodging or sleeping of for any immoral or illegal purpose.

(15) The requirements of TENANTS will be attended to only upon application at the office of the Building. Employees of the LANDLORD shall not perform any work or do anything outside of their regular duties, unless under special instruction from the office of the LANDLORD.

(16) Canvassing, soliciting and peddling in the buildings is prohibited, and each TENANT shall use its best efforts to prevent the same.

(17) There shall not be used in any space or in the public halls of any building, either by TENANT or by jobbers or others in the delivery or receipt of merchandise, any hand trucks, except those equipped with rubber tires and side guards.

(18) No aerial shall be erected on the roof or exterior walls of the Demised Premises or on the grounds.

(19) TENANT agrees to comply with all such rules and regulations upon ten (10) days notice to TENANT from LANDLORD, unless same shall be submitted to arbitration.

(20) No TENANT shall cover the floors of the Demised Premises with any material other than carpeting of a similar grade to that originally installed by the LANDLORD.

(21) TENANT agrees to comply with all such rules and regulations upon notice to TENANT from LANDLORD or upon posting of same in such place within the Building as LANDLORD may designate.

(22) No TENANT shall occupy or permit any portion of the premises demised to him to be occupied as an office for a public stenographer or typist or for the possession, storage, manufacture or sale of liquor, narcotics, dope, tobacco in any form or as a barber or manicure shop or pay any employees on the Demised Premises, nor advertise for laborers giving an address at said premises. Notwithstanding the foregoing, the LANDLORD shall have the right to public stenographer typist, sale of liquor, sale of tobacco or for a barber shop or manicure shop or employment bureau.

(23) TENANT agrees that extraordinary waste, such as crates, cartons, boxes, furniture and equipment, construction debris, etc. shall be removed from the Real Property by TENANT at TENANT's own costs and expense. At no time shall TENANT place any waste of any kind in any public areas. If TENANT shall place any waste in the public areas, the parties agree that everything so placed is abandoned and of no value to TENANT, and LANDLORD may have the same removed and disposed of at TENANT's expense. This remedy is in addition to any other remedies the LANDLORD may have therefor.

(24) Rights of LANDLORD - The LANDLORD reserves the right to exclude from the Building, between the hours of 6:00 p.m. and 7:00 a.m. and at all hours on Sundays and legal holidays, all persons who do not present a pass to the Building signed by the LANDLORD. The LANDLORD will furnish passes to persons from whom any TENANT requests same in writing. Each TENANT shall be responsible for all persons for whom he requests such pass and shall be liable to the LANDLORD for all acts of such persons. TENANT shall not, however, be responsible for the Building or liable for any acts of others in respect to the Building..

(25) Interruption of Utilities - The LANDLORD reserves the right, temporarily, to interrupt curtail, stop or suspend air conditioning and heating service and all other utility or other service because of LANDLORD S inability to obtain or difficulty or delay in obtaining labor or materials necessary therefore or in order to comply with governmental restrictions in connection therewith or for any other cause beyond LANDLORD s reasonable control. No diminution or abatement of Basic Rent, Additional Rent or other compensation shall or will be claimed by TENANT nor shall this lease or any of the obligations of TENANT hereunder be affected or reduced by reason of such interruptions, stoppages or curtailments, the cause of which are herein above enumerated, nor shall the same give rise to a claim in TENANT's favor that such failure constitutes actual or constructive, total or partial eviction from the Demised Premises, unless such interruptions, stoppages or curtailments have been due to the arbitrary, willful or negligent act or failure to act of LANDLORD.

(26) Telephone Service - Telephone service shall be the responsibility of TENANT. TENANT shall make all arrangements for telephone service with the company supplying said service, including the deposit required for the furnishing of service LANDLORD shall not be responsible for any delays occasioned by failure of the telephone company to furnish service.

(27) Computer/Communications Wiring - Tenant, at the end of the lease term, shall have all computer/communications wiring removed that was installed by Tenant. Any wiring that is installed by Tenant shall be plenum rated cable and shall comply with the state and local fire codes.

In witness whereof, the parties hereto have hereunto set their hands and seals the day and year first above written.

                              FORTUNATO DEVELOPMENT, INC.



                              BY: /s/ Bernard R. Fortunato
                                  ---------------------------
                                  BERNARD R. FORTUNATO, PE
                                  President/CEO



                              NetWolves Corporation


                                  ---------------------------
                               BY:/s/ Walter M. Groteke
                                  WALTER GROTEKE, JR.
                                  PRESIDENT/CEO

                              (Notary for Landlord)



State of New York)
                 ) ss.:
County of Suffolk)



On this 7th day of June, 2000, before me personally came Bernard R. Fortunato, PE to me known, who being by me duly sworn, did depose and say that he is an officer of Fortunato Development, Inc. and executed the foregoing instrument as "Landlord" on behalf of said corporation.

                              /s/_____________________
                                 NOTARY



                               (Notary for Tenant)



State of New York)
                 ) ss.:
County of Suffolk)



On this 1st of June, 2000, before me personally came Walter Groteke, Jr. tome known, who being by me duly sworn, did depose and say that he resides at 200 Broadhollow Road, Melville, NY and that he is the President of the corporation described in and which executed the foregoing instrument as "Tenant"; that he signed his name thereto by like order.


                              /s/_____________________
                                 NOTARY

                              JOSEPH R. BEIGE
                              Notary Public, State of New York
                              No.02BE506187776
                              Certified in Suffolk County
                              Commission Expires June 17, 2000